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Freedom Financial Asset Management, LLC 1875 South Grant Street, Suite 400 San Mateo, California 94402

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of ACHV ABS Trust 2024-3AL, Asset-Backed Notes. Freedom Financial Asset Management, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, ATLAS SP Partners, L.P., Jefferies LLC, Barclays Capital Inc., and CRB Securities, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 6, 2024, representatives of the Company, provided us with an unsecured consumer loan listing, with respect to 16,445 unsecured consumer loans (the “Unsecured Consumer Loan Listing”). At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Unsecured Consumer Loan Listing (the “Sample Loans”).

Further, on September 17, 2024, representatives of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of close of business August 31, 2024, with respect to each of the 16,445 unsecured consumer loans set forth on the Unsecured Consumer Loan Listing  (the “Statistical Loan File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File, and indicated below.

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Characteristics
1. Loan number (for informational purpose only)
2. Scheduled payment amount
3. Maturity date
4. Original loan amount
5. Original loan term (months)
6. Interest rate
7. Annual percentage rate (APR)
8. Funded date

9.                        State of residence (at approval)
10. Annual borrower income (at approval)
11. Current principal balance
12. Number of days delinquent
13. Original FICO score
14. Debt to income ratio
15. Remaining term (months)
16. Final risk group

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the related Loan Agreement, Truth-In-Lending Disclosure or Transition Letter (collectively, the “Loan Agreement”) and Characteristics 8. through 16. to an electronic loan file, prepared, created and delivered by representatives of the Company on September 17, 2024, from the servicer system, as of the close of business August 31, 2024 (the “Servicing System File”).

In addition to the procedures described above, for each of the Sample Loans, we observed that the Loan Agreement indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristic 3., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the maturity date set forth on the Statistical Loan File, when compared to the maturity date set forth on or derived from the Loan Agreement. For such Sample Loans, we were instructed to perform an additional procedure and compare the maturity date set forth on the Statistical Loan File, to the maturity date set forth on or derived from screen shots from the Company’s servicing system (the “Servicing System Screen Shot”). Further, differences of 31 days or less are deemed to be “in agreement.”

•	with respect to our comparison of Characteristic 4., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristics 5. and 15., differences of one month are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 7., differences of 1.00% or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 14., differences of 0.01% or less are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the indicated systems) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File, were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix B.  Supplemental information is contained in Appendix C.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 1, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 1, 2024.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 3. for the following Sample Loans:

854104
864322

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 1, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in annual percentage rate.
2	Four differences in maturity date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 1, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Initial Statistical Loan File	Characteristic set forth on the Loan Agreement
1	876133	Annual percentage rate	26.37%	27.97%
2	941976	Maturity date	2/16/2030	8/30/2029
2	947702	Maturity date	10/9/2034	4/13/2029
2	920163	Maturity date	5/1/2026	5/18/2028
2	935814	Maturity date	8/25/2029	7/15/2029

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.